UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): FEBRUARY 19, 2008


                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


           DELAWARE                   1-12289                  13-3542736
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      (State or Other               (Commission              (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


                  2200 ELLER DRIVE, FORT LAUDERDALE, FLORIDA      33316
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                   (Address of Principal Executive Offices)     (Zip Code)

Registrant's telephone number, including area code          (954) 523-2200
                                                        ----------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      The information in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On February 19, 2008, SEACOR Holdings Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2007. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.    Description
-----------    -----------

99.1 Press Release of SEACOR Holdings Inc., dated February 19, 2008, reporting SEACOR's financial results for the fourth quarter of 2007.






















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



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SEACOR HOLDINGS INC.


Date:  February 21, 2008                  By:   /s/  Richard Ryan
                                              --------------------------
                                              Name:   Richard Ryan
                                              Title:  Senior Vice President and
                                                      Chief Financial Officer





















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



                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1 Press Release of SEACOR Holdings Inc., dated February 19, 2008, reporting SEACOR's financial results for the fourth quarter of 2007.

























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